Exhibit 99.77Q1e


                                     INTERIM
                          INVESTMENT ADVISORY AGREEMENT

                           BERGER MID CAP GROWTH FUND
                  A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST


         This INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this 16th day of December, 2002, between JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability corporation ("Janus Capital"), and BERGER INVESTMENT PORTFOLIO TRUST, a Delaware statutory trust (the "Trust"), with respect to the BERGER MID CAP GROWTH FUND, a series of the Trust (the "Fund").

                                    RECITALS

         A. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act").

         B. The Trust is authorized to create separate series of shares, each with its own separate investment portfolio, one of such series created by the Trust being the Fund.

         C. Janus Capital is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

         D. The Trust and Janus Capital deem it mutually advantageous that Janus Capital should assist the Trustees and officers of the Trust in the management of the securities portfolio of the Fund.

                                    AGREEMENT

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Appointment. The Trust hereby appoints Janus Capital as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. Janus Capital hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2. Investment Advisory Functions. In its capacity as investment adviser to the Fund, Janus Capital shall have the following duties and responsibilities:

            (a) To manage the investment operations of the Fund and the composition of its investment portfolio, and to determine without prior consultation with the Trust, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, in conformity with the investment objective, policies and restrictions and the other statements concerning the Fund in the Trust's trust instrument, as amended from time to time (the "Trust

Instrument"), bylaws and registration statements under the 1940 Act and the 1933 Act, the 1940 Act and the Advisers Act, the rules and regulations thereunder, and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund as a regulated investment company;

            (b) To cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of Janus Capital, and the investment considerations which have given rise to those decisions;

            (c) To place orders for the purchase and sale of securities for investments of the Fund and for other related transactions as directed by the appropriate officers of the Trust; to give instructions to the custodian (including any subcustodian) of the Fund as to deliveries of securities to and from such custodian and receipt and payments of cash for the account of the Fund, and advise the Trust on the same day such instructions are given; and to submit such reports relating to the valuation of the Fund's assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested;

            (d) To maintain all books and records required to be maintained by Janus Capital pursuant to the 1940 Act and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees with such periodic and special reports as the Trustees reasonably may request. Janus Capital agrees that all records which it maintains for the Fund or the Trust are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act any records which it maintains for the Trust and which are required to be maintained under the 1940 Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust; and

            (e) At such times as shall be reasonably requested by the Trustees, to provide the Trustees with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and make available to the Trustees any economic, statistical and investment services normally available to similar investment company clients of Janus Capital.

         3. Further Obligations. In all matters relating to the performance of this Agreement, Janus Capital shall act in conformity with the Trust's Trust Instrument, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees of the Trust and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. The Trust agrees to provide Janus Capital with copies of the Trust's Trust Instrument, bylaws, Registration Statements, written policies, procedures and guidelines, and written instructions and directions of the Trustees, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective. Janus Capital shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Trustees in connection with their approval of this Agreement.

         4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

            (a) To keep Janus Capital continuously and fully informed as to the composition of the investment portfolio of the Fund and the nature of all of the Fund's assets and liabilities from time to time;

            (b) To furnish Janus Capital with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund's shareholders or to any governmental body or securities exchange;

            (c) To furnish Janus Capital with any further materials or information which Janus Capital may reasonably request to enable it to perform its function under this Agreement; and

            (d) To compensate Janus Capital for its services in accordance with the provisions of Section 5 hereof.

         5. Compensation. (a) The Trust shall pay to Janus Capital for its services under this Agreement a fee, payable in United States dollars, at an annual rate of 0.75% of the first $500 million of average daily net assets of the Fund, 0.70% of the next $500 million of average daily net assets of the Fund and 0.65% on any part of the average daily net assets of the Fund in excess of $1 billion. This fee shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

            (a) The compensation earned by Janus Capital under this Agreement shall be held in an interest-bearing escrow account with the Trust's custodian or a bank. If a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund approve an investment advisory agreement with Janus Capital within 150 days of the day and year first written above, the amount in the escrow account (including interest thereon) shall be paid to Janus Capital. If a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund do not approve an investment advisory agreement with Janus Capital within 150 days of the day and year first written above, Janus Capital shall be paid, out of the escrow account, the lesser of (i) any costs incurred by Janus Capital in performing this Agreement (plus interest earned on that amount while in escrow) or (ii) the total amount in the escrow account (plus interest earned).

         6. Expenses.

            (a) Expenses Paid by the Trust. The Trust assumes and shall pay all expenses incidental to its operations and business not specifically assumed or agreed to be paid by Janus

Capital hereunder or otherwise, including, but not limited to, any compensation, fees or reimbursements which the Trust pays to its Trustees who are not interested persons of Berger Associates or Janus Capital; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent and other service providers; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to Janus Capital or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to the purchasers thereof; expenses of local representation in Delaware; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of shares of the Fund, including, but not limited to, all costs involved in preparing, printing and mailing prospectuses and statements of additional information to shareholders of the Fund; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that Janus Capital shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to Janus Capital compensation for, or reimburse Janus Capital for its expenses incurred in connection with, such services as Janus Capital and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

            (b) Expenses Paid by Janus Capital. Janus Capital shall pay all its own costs and expenses incurred in fulfilling its obligations under this Agreement. In addition to such costs and expenses, Janus Capital shall incur and pay the following expenses relating to the Fund's operations:

                (i) Reasonable compensation, fees and related expenses of the Trust's officers and Trustees, except for such Trustees who are not interested persons of Berger Associates or Janus Capital; and

                (ii) Rental of offices of the Trust.

         7. Brokerage Commissions. For purposes of this Agreement, brokerage commissions paid by the Fund upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund. Absent instructions from the Trust to the contrary, Janus Capital is authorized and directed to place Fund portfolio transactions only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates, provided, however, that Janus Capital may pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of Janus Capital. Janus Capital is also authorized to consider sales of Fund shares as a factor in selecting broker-dealers to execute Fund portfolio transactions. In placing portfolio business with such broker-dealers, Janus Capital shall seek the best execution of each transaction. Subject to the terms of this Agreement and the applicable requirements and provisions of the law, including the 1940 Act and the Securities Exchange Act of 1934, as amended, and in the event that Janus Capital or an affiliate is registered as a broker-dealer, Janus Capital may select a broker with which it or any of its affiliates or the Fund is affiliated. Janus Capital or such affiliated broker may effect or execute Fund portfolio transactions, whether on a securities exchange or in the over-the-counter market, and receive separate compensation from the Fund therefor. Notwithstanding the foregoing, the Trust shall retain the right to direct the placement of all portfolio transactions, and the Trustees of the Trust may establish policies or guidelines to be followed by Janus Capital in placing portfolio transactions for the Trust pursuant to the foregoing provisions. Janus Capital shall report on the placement of portfolio transactions in the prior fiscal quarter at each quarterly meeting of such Trustees. To the extent consistent with applicable law, purchase or sell orders for the Fund may be aggregated with simultaneous purchase or sell orders for other clients of Janus Capital. Whenever Janus Capital simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other clients of Janus Capital, such orders will be allocated as to price and amount among all such clients in a manner reasonably believed by Janus Capital to be fair and equitable to each client. The Trust recognizes that in some cases, this procedure may adversely affect the results obtained for the Fund.

         8. Effectiveness, Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall become effective as of the day and year first written above, and shall remain in effect until the earlier of: (i) 150 days from the date hereof or (ii) a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund approve an investment advisory agreement with Janus Capital. This Agreement may also be terminated at any time, without the payment of any penalty, upon ten (10) days' written notice to Janus Capital, by the affirmative vote of a majority of the Trustees of the Trust or by the affirmative vote of the outstanding securities (as defined in the 1940 Act) of the Fund. This Agreement will automatically and immediately terminate in the event of its assignment, as such term is defined in the 1940 Act.

         9. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Fund or Berger Associates or Janus Capital and, (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

         10. Allocation of Expenses. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and any other series of the Trust and between the Fund and other investment companies managed by Janus Capital or its affiliates.

         11. Limitation on Personal Liability. NOTICE IS HEREBY GIVEN that the Trust is a statutory trust organized under the Delaware Statutory Trust Act pursuant to a Certificate of

Trust filed in the office of the Secretary of State of the State of Delaware. All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

         12. Limitation of Liability of Janus Capital. Janus Capital shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this
Section 12, "Janus Capital" shall include any affiliate of Janus Capital performing services for the Trust contemplated hereunder and directors, officers and employees of Janus Capital and such affiliates.

         13. Activities of Janus Capital. The services of Janus Capital to the Trust hereunder are not to be deemed to be exclusive, and Janus Capital and its affiliates are free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Janus Capital to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. It is understood that Trustees, officers and shareholders of the Trust are or may become interested in Janus Capital as directors, officers and shareholders of Janus Capital, that directors, officers, employees and shareholders of Janus Capital are or may become similarly interested in the Trust, and that Janus Capital may become interested in the Trust as a shareholder or otherwise.

         14. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, order, interpretation or other authority of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, order, interpretation or other authority.

         15. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

         16. Miscellaneous. The headings in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions thereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.


                                          JANUS CAPITAL MANAGEMENT LLC



                                          By:
                                             -----------------------------------
                                          Name:
                                               ---------------------------------
                                          Title:
                                                --------------------------------

                                          BERGER INVESTMENT PORTFOLIO
                                          TRUST, with respect to the series
                                          known as the Berger Mid Cap Growth
                                          Fund



                                          By:
                                             -----------------------------------
                                                       Jack R. Thompson
                                                           President


---------------------------------------------------------------------------

                                     INTERIM
                          INVESTMENT ADVISORY AGREEMENT

                        BERGER SMALL COMPANY GROWTH FUND
                  A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST


         This INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this 16th day of December, 2002, between JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability corporation ("Janus Capital"), and BERGER INVESTMENT PORTFOLIO TRUST, a Delaware statutory trust (the "Trust"), with respect to the BERGER SMALL COMPANY GROWTH FUND, a series of the Trust (the "Fund").

                                    RECITALS

         A. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act").

         B. The Trust is authorized to create separate series of shares, each with its own separate investment portfolio, one of such series created by the Trust being the Fund.

         C. Janus Capital is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

         D. The Trust and Janus Capital deem it mutually advantageous that Janus Capital should assist the Trustees and officers of the Trust in the management of the securities portfolio of the Fund.

                                    AGREEMENT

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Appointment. The Trust hereby appoints Janus Capital as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. Janus Capital hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2. Investment Advisory Functions. In its capacity as investment adviser to the Fund, Janus Capital shall have the following duties and responsibilities:

            (a) To manage the investment operations of the Fund and the composition of its investment portfolio, and to determine without prior consultation with the Trust, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, in conformity with the investment objective, policies and restrictions and the other statements concerning the Fund in the Trust's trust instrument, as amended from time to time (the "Trust

Instrument"), bylaws and registration statements under the 1940 Act and the 1933 Act, the 1940 Act and the Advisers Act, the rules and regulations thereunder, and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund as a regulated investment company;

            (b) To cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of Janus Capital, and the investment considerations which have given rise to those decisions;

            (c) To supervise the purchase and sale of securities for investments of the Fund and for other related transactions as directed by the appropriate officers of the Trust; to give instructions to the custodian (including any subcustodian) of the Fund as to deliveries of securities to and from such custodian and receipt and payments of cash for the account of the Fund, and advise the Trust on the same day such instructions are given; and to submit such reports relating to the valuation of the Fund's assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested;

            (d) To maintain all books and records required to be maintained by Janus Capital pursuant to the 1940 Act and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees with such periodic and special reports as the Trustees reasonably may request. Janus Capital agrees that all records which it maintains for the Fund or the Trust are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act any records which it maintains for the Trust and which are required to be maintained under the 1940 Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust; and

            (e) At such times as shall be reasonably requested by the Trustees, to provide the Trustees with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and make available to the Trustees any economic, statistical and investment services normally available to similar investment company clients of Janus Capital.

         3. Further Obligations. In all matters relating to the performance of this Agreement, Janus Capital shall act in conformity with the Trust's Trust Instrument, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees of the Trust and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. The Trust agrees to provide Janus Capital with copies of the Trust's Trust Instrument, bylaws, Registration Statements, written policies, procedures and guidelines, and written instructions and directions of the Trustees, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective. Janus Capital shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Trustees in connection with their approval of this Agreement.

         4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

            (a) To keep Janus Capital continuously and fully informed as to the composition of the investment portfolio of the Fund and the nature of all of the Fund's assets and liabilities from time to time;

            (b) To furnish Janus Capital with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund's shareholders or to any governmental body or securities exchange;

            (c) To furnish Janus Capital with any further materials or information which Janus Capital may reasonably request to enable it to perform its function under this Agreement; and

            (d) To compensate Janus Capital for its services in accordance with the provisions of Section 5 hereof.

         5. Compensation. (a) The Trust shall pay to Janus Capital for its services under this Agreement a fee, payable in United States dollars, at an annual rate of 0.85% of the first $500 million of average daily net assets of the Fund, 0.80% of the next $500 million of average daily net assets of the Fund and 0.75% on any part of the average daily net assets of the Fund in excess of $1 billion. This fee shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

            (a) The compensation earned by Janus Capital under this Agreement shall be held in an interest-bearing escrow account with the Trust's custodian or a bank. If a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund approve an investment advisory agreement with Janus Capital within 150 days of the day and year first written above, the amount in the escrow account (including interest thereon) shall be paid to Janus Capital. If a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund do not approve an investment advisory agreement with Janus Capital within 150 days of the day and year first written above, Janus Capital shall be paid, out of the escrow account, the lesser of (i) any costs incurred by Janus Capital in performing this Agreement (plus interest earned on that amount while in escrow) or (ii) the total amount in the escrow account (plus interest earned).

         6. Expenses.

            (a) Expenses Paid by the Trust. The Trust assumes and shall pay all expenses incidental to its operations and business not specifically assumed or agreed to be paid by Janus

Capital hereunder or otherwise, including, but not limited to, any compensation, fees or reimbursements which the Trust pays to its Trustees who are not interested persons of Berger Associates or Janus Capital; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent and other service providers; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to Janus Capital or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to the purchasers thereof; expenses of local representation in Delaware; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of shares of the Fund, including, but not limited to, all costs involved in preparing, printing and mailing prospectuses and statements of additional information to shareholders of the Fund; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that Janus Capital shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to Janus Capital compensation for, or reimburse Janus Capital for its expenses incurred in connection with, such services as Janus Capital and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

            (b) Expenses Paid by Janus Capital. Janus Capital shall pay all its own costs and expenses incurred in fulfilling its obligations under this Agreement. In addition to such costs and expenses, Janus Capital shall incur and pay the following expenses relating to the Fund's operations:

                (i) Reasonable compensation, fees and related expenses of the Trust's officers and Trustees, except for such Trustees who are not interested persons of Berger Associates or Janus Capital; and

                (ii) Rental of offices of the Trust.

         7. Brokerage Commissions. For purposes of this Agreement, brokerage commissions paid by the Fund upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund. Absent instructions from the Trust to the contrary, Janus Capital is authorized and directed to place Fund portfolio transactions only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates, provided, however, that Janus Capital may pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of Janus Capital. Janus Capital is also authorized to consider sales of Fund shares as a factor in selecting broker-dealers to execute Fund portfolio transactions. In placing portfolio business with such broker-dealers, Janus Capital shall seek the best execution of each transaction. Subject to the terms of this Agreement and the applicable requirements and provisions of the law, including the 1940 Act and the Securities Exchange Act of 1934, as amended, and in the event that Janus Capital or an affiliate is registered as a broker-dealer, Janus Capital may select a broker with which it or any of its affiliates or the Fund is affiliated. Janus Capital or such affiliated broker may effect or execute Fund portfolio transactions, whether on a securities exchange or in the over-the-counter market, and receive separate compensation from the Fund therefor. Notwithstanding the foregoing, the Trust shall retain the right to direct the placement of all portfolio transactions, and the Trustees of the Trust may establish policies or guidelines to be followed by Janus Capital in placing portfolio transactions for the Trust pursuant to the foregoing provisions. Janus Capital shall report on the placement of portfolio transactions in the prior fiscal quarter at each quarterly meeting of such Trustees. To the extent consistent with applicable law, purchase or sell orders for the Fund may be aggregated with simultaneous purchase or sell orders for other clients of Janus Capital. Whenever Janus Capital simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other clients of Janus Capital, such orders will be allocated as to price and amount among all such clients in a manner reasonably believed by Janus Capital to be fair and equitable to each client. The Trust recognizes that in some cases, this procedure may adversely affect the results obtained for the Fund.

         8. Effectiveness, Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall become effective as of the day and year first written above, and shall remain in effect until the earlier of: (i) 150 days from the date hereof or (ii) a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund approve an investment advisory agreement with Janus Capital. This Agreement may also be terminated at any time, without the payment of any penalty, upon ten (10) days' written notice to Janus Capital, by the affirmative vote of a majority of the Trustees of the Trust or by the affirmative vote of the outstanding securities (as defined in the 1940 Act) of the Fund. This Agreement will automatically and immediately terminate in the event of its assignment, as such term is defined in the 1940 Act.

         9. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Fund or Berger Associates or Janus Capital and, (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

         10. Allocation of Expenses. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and any other series of the Trust and between the Fund and other investment companies managed by Janus Capital or its affiliates.

         11. Limitation on Personal Liability. NOTICE IS HEREBY GIVEN that the Trust is a statutory trust organized under the Delaware Statutory Trust Act pursuant to a Certificate of

Trust filed in the office of the Secretary of State of the State of Delaware. All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

         12. Limitation of Liability of Janus Capital. Janus Capital shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this
Section 12, "Janus Capital" shall include any affiliate of Janus Capital performing services for the Trust contemplated hereunder and directors, officers and employees of Janus Capital and such affiliates.

         13. Activities of Janus Capital. The services of Janus Capital to the Trust hereunder are not to be deemed to be exclusive, and Janus Capital and its affiliates are free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Janus Capital to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. It is understood that Trustees, officers and shareholders of the Trust are or may become interested in Janus Capital as directors, officers and shareholders of Janus Capital, that directors, officers, employees and shareholders of Janus Capital are or may become similarly interested in the Trust, and that Janus Capital may become interested in the Trust as a shareholder or otherwise.

         14. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, order, interpretation or other authority of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, order, interpretation or other authority.

         15. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

         16. Miscellaneous. The headings in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions thereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.


                                            JANUS CAPITAL MANAGEMENT LLC



                                             By:
                                                --------------------------------
                                             Name:
                                                  ------------------------------
                                             Title:
                                                   -----------------------------

                                             BERGER INVESTMENT PORTFOLIO
                                             TRUST, with respect to the series
                                             known as the Berger Small Company
                                             Growth Fund


                                             By:
                                                --------------------------------
                                                        Jack R. Thompson
                                                            President




---------------------------------------------------------------------------


				     INTERIM
                          INVESTMENT ADVISORY AGREEMENT

                              BERGER BALANCED FUND
                  A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST


         This INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this 16th day of December, 2002, between JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability corporation ("Janus Capital"), and BERGER INVESTMENT PORTFOLIO TRUST, a Delaware statutory trust (the "Trust"), with respect to the BERGER BALANCED FUND, a series of the Trust (the "Fund").

                                    RECITALS

         A. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act").

         B. The Trust is authorized to create separate series of shares, each with its own separate investment portfolio, one of such series created by the Trust being the Fund.

         C. Janus Capital is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

         D. The Trust and Janus Capital deem it mutually advantageous that Janus Capital should assist the Trustees and officers of the Trust in the management of the securities portfolio of the Fund.

                                    AGREEMENT

         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Appointment. The Trust hereby appoints Janus Capital as investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. Janus Capital hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2. Investment Advisory Functions. In its capacity as investment adviser to the Fund, Janus Capital shall have the following duties and responsibilities:

            (a) To manage the investment operations of the Fund and the composition of its investment portfolio, and to determine without prior consultation with the Trust, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, in conformity with the investment objective, policies and restrictions and the other statements concerning the Fund in the Trust's trust instrument, as amended from time to time (the "Trust

Instrument"), bylaws and registration statements under the 1940 Act and the 1933 Act, the 1940 Act and the Advisers Act, the rules and regulations thereunder, and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue Code of 1986, as amended, applicable to the Fund as a regulated investment company;

            (b) To cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of Janus Capital, and the investment considerations which have given rise to those decisions;

            (c) To place orders for the purchase and sale of securities for investments of the Fund and for other related transactions as directed by the appropriate officers of the Trust; to give instructions to the custodian (including any subcustodian) of the Fund as to deliveries of securities to and from such custodian and receipt and payments of cash for the account of the Fund, and advise the Trust on the same day such instructions are given; and to submit such reports relating to the valuation of the Fund's assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested;

            (d) To maintain all books and records required to be maintained by Janus Capital pursuant to the 1940 Act and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees with such periodic and special reports as the Trustees reasonably may request. Janus Capital agrees that all records which it maintains for the Fund or the Trust are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act any records which it maintains for the Trust and which are required to be maintained under the 1940 Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust; and

            (e) At such times as shall be reasonably requested by the Trustees, to provide the Trustees with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to Section 15(c) of the 1940 Act, and make available to the Trustees any economic, statistical and investment services normally available to similar investment company clients of Janus Capital.

         3. Further Obligations. In all matters relating to the performance of this Agreement, Janus Capital shall act in conformity with the Trust's Trust Instrument, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees of the Trust and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. The Trust agrees to provide Janus Capital with copies of the Trust's Trust Instrument, bylaws, Registration Statements, written policies, procedures and guidelines, and written instructions and directions of the Trustees, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective. Janus Capital shall maintain errors and omissions insurance in an amount at least equal to that disclosed to the Trustees in connection with their approval of this Agreement.

         4. Obligations of Trust. The Trust shall have the following obligations under this Agreement:

            (a) To keep Janus Capital continuously and fully informed as to the composition of the investment portfolio of the Fund and the nature of all of the Fund's assets and liabilities from time to time;

            (b) To furnish Janus Capital with a certified copy of any financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund's shareholders or to any governmental body or securities exchange;

            (c) To furnish Janus Capital with any further materials or information which Janus Capital may reasonably request to enable it to perform its function under this Agreement; and

            (d) To compensate Janus Capital for its services in accordance with the provisions of Section 5 hereof.

         5. Compensation. (a) The Trust shall pay to Janus Capital for its services under this Agreement a fee, payable in United States dollars, at an annual rate of 0.70% of the first $1 billion of average daily net assets of the Fund and 0.65% on any part of the average daily net assets of the Fund in excess of $1 billion. This fee shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

            (a) The compensation earned by Janus Capital under this Agreement shall be held in an interest-bearing escrow account with the Trust's custodian or a bank. If a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund approve an investment advisory agreement with Janus Capital within 150 days of the day and year first written above, the amount in the escrow account (including interest thereon) shall be paid to Janus Capital. If a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund do not approve an investment advisory agreement with Janus Capital within 150 days of the day and year first written above, Janus Capital shall be paid, out of the escrow account, the lesser of (i) any costs incurred by Janus Capital in performing this Agreement (plus interest earned on that amount while in escrow) or (ii) the total amount in the escrow account (plus interest earned).

         6. Expenses.

            (a) Expenses Paid by the Trust. The Trust assumes and shall pay all expenses incidental to its operations and business not specifically assumed or agreed to be paid by Janus

Capital hereunder or otherwise, including, but not limited to, any compensation, fees or reimbursements which the Trust pays to its Trustees who are not interested persons of Berger Associates or Janus Capital; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent and other service providers; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to Janus Capital or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to the purchasers thereof; expenses of local representation in Delaware; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer or sale of shares of the Fund, including, but not limited to, all costs involved in preparing, printing and mailing prospectuses and statements of additional information to shareholders of the Fund; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that Janus Capital shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to Janus Capital compensation for, or reimburse Janus Capital for its expenses incurred in connection with, such services as Janus Capital and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

         (b) Expenses Paid by Janus Capital. Janus Capital shall pay all its own costs and expenses incurred in fulfilling its obligations under this Agreement. In addition to such costs and expenses, Janus Capital shall incur and pay the following expenses relating to the Fund's operations:

                (i) Reasonable compensation, fees and related expenses of the Trust's officers and Trustees, except for such Trustees who are not interested persons of Berger Associates or Janus Capital; and

                (ii) Rental of offices of the Trust.

         7. Brokerage Commissions. For purposes of this Agreement, brokerage commissions paid by the Fund upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Fund and shall be paid by the Fund. Absent instructions from the Trust to the contrary, Janus Capital is authorized and directed to place Fund portfolio transactions only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable prices and at reasonable commission rates, provided, however, that Janus Capital may pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission another broker would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker viewed in terms of either that particular transaction or the overall responsibilities of Janus Capital. Janus Capital is also authorized to consider sales of Fund shares as a factor in selecting broker-dealers to execute Fund portfolio transactions. In placing portfolio business with such broker-dealers, Janus Capital shall seek the best execution of each transaction. Subject to the terms of this Agreement and the applicable requirements and provisions of the law, including the 1940 Act and the Securities Exchange Act of 1934, as amended, and in the event that Janus Capital or an affiliate is registered as a broker-dealer, Janus Capital may select a broker with which it or any of its affiliates or the Fund is affiliated. Janus Capital or such affiliated broker may effect or execute Fund portfolio transactions, whether on a securities exchange or in the over-the-counter market, and receive separate compensation from the Fund therefor. Notwithstanding the foregoing, the Trust shall retain the right to direct the placement of all portfolio transactions, and the Trustees of the Trust may establish policies or guidelines to be followed by Janus Capital in placing portfolio transactions for the Trust pursuant to the foregoing provisions. Janus Capital shall report on the placement of portfolio transactions in the prior fiscal quarter at each quarterly meeting of such Trustees. To the extent consistent with applicable law, purchase or sell orders for the Fund may be aggregated with simultaneous purchase or sell orders for other clients of Janus Capital. Whenever Janus Capital simultaneously places orders to purchase or sell the same security on behalf of the Fund and one or more other clients of Janus Capital, such orders will be allocated as to price and amount among all such clients in a manner reasonably believed by Janus Capital to be fair and equitable to each client. The Trust recognizes that in some cases, this procedure may adversely affect the results obtained for the Fund.

         8. Effectiveness, Duration and Termination. This Agreement, unless sooner terminated as provided herein, shall become effective as of the day and year first written above, and shall remain in effect until the earlier of: (i) 150 days from the date hereof or (ii) a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund approve an investment advisory agreement with Janus Capital. This Agreement may also be terminated at any time, without the payment of any penalty, upon ten (10) days' written notice to Janus Capital, by the affirmative vote of a majority of the Trustees of the Trust or by the affirmative vote of the outstanding securities (as defined in the 1940 Act) of the Fund. This Agreement will automatically and immediately terminate in the event of its assignment, as such term is defined in the 1940 Act.

         9. Amendments. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Fund or Berger Associates or Janus Capital and, (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

         10. Allocation of Expenses. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and any other series of the Trust and between the Fund and other investment companies managed by Janus Capital or its affiliates.

         11. Limitation on Personal Liability. NOTICE IS HEREBY GIVEN that the Trust is a statutory trust organized under the Delaware Statutory Trust Act pursuant to a Certificate of

Trust filed in the office of the Secretary of State of the State of Delaware. All parties to this Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

         12. Limitation of Liability of Janus Capital. Janus Capital shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this
Section 12, "Janus Capital" shall include any affiliate of Janus Capital performing services for the Trust contemplated hereunder and directors, officers and employees of Janus Capital and such affiliates.

         13. Activities of Janus Capital. The services of Janus Capital to the Trust hereunder are not to be deemed to be exclusive, and Janus Capital and its affiliates are free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Janus Capital to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature. It is understood that Trustees, officers and shareholders of the Trust are or may become interested in Janus Capital as directors, officers and shareholders of Janus Capital, that directors, officers, employees and shareholders of Janus Capital are or may become similarly interested in the Trust, and that Janus Capital may become interested in the Trust as a shareholder or otherwise.

         14. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, order, interpretation or other authority of the Securities and Exchange Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, order, interpretation or other authority.

         15. Governing Law. This Agreement shall be construed in accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

         16. Miscellaneous. The headings in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions thereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

         IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.


                                           JANUS CAPITAL MANAGEMENT LLC



                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

                                           BERGER INVESTMENT PORTFOLIO
                                           TRUST, with respect to the series
                                           known as the Berger Balanced Fund


                                           By:
                                              ----------------------------------
                                                       Jack R. Thompson
                                                           President



---------------------------------------------------------------------------


                          INVESTMENT ADVISORY AGREEMENT
                           BERGER MID CAP VALUE FUND
                  (a Series of Berger Investment Portfolio Trust)

THIS INVESTMENT ADVISORY AGREEMENT (the
"Agreement") is made this 21st day of April, 2003, between BERGER
INVESTMENT PORTFOLIO TRUST, a Delaware business trust (the
"Trust"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("JCM").

                       W I T N E S S E T H:

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the Berger Mid Cap Value Fund (the
"Fund"); and

WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as investment adviser to the Fund.

NOW, THEREFORE, the parties agree as follows:

1.	Appointment.  The Trust hereby appoints JCM as
investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.	Investment Advisory Services.  JCM shall determine the
securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust Instrument, bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment recommendations of JCM, and the investment considerations which have given rise to those recommendations. Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, JCM is authorized to engage one or more subadvisers in connection with JCM's duties and responsibilities under this Agreement, which subadvisers may be affiliates of JCM.

3.	Other Services. JCM is hereby authorized (to the extent the
Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by duly appointed subadvisers or affiliates of) the management and administrative services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCM to be necessary or desirable. JCM shall generally monitor and report to Fund officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the Securities Act of 1933, as amended. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

4.	Obligations of Trust. The Trust shall have the following
obligations under this Agreement:

(a)	to keep JCM continuously and fully informed as to
the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

(b)	to furnish JCM with a certified copy of any
financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

(c)	to furnish JCM with any further materials or
information which JCM may reasonably request to enable it to perform its function under this Agreement;

(d)	to compensate JCM for its services and reimburse
JCM for its expenses incurred hereunder in accordance with the provisions hereof; and

(e)	to compensate any subadviser engaged by JCM
pursuant to the authority granted in Section 1 hereof.

5.	Compensation.  The Trust shall pay to JCM for its
investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.65% of the daily closing net asset value of the Fund (1/366 of 0.65% of the daily closing net asset value of the Fund in a leap year) provided that any amounts due pursuant to Section 4(e) above shall be paid directly to such subadviser by the Fund and shall reduce the amount payable to Janus hereunder.

6.	Expenses Borne by JCM. In addition to the expenses which
JCM may incur in the performance of its investment advisory functions under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund's operations without reimbursement from the Fund:

(a)	Reasonable compensation, fees and related
expenses of the Trust's officers and its Trustees, except for such Trustees who are not interested persons of JCM; and

(b)	Rental of offices of the Trust.

7.	Expenses Borne by the Trust. The Trust assumes and shall
pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not interested persons of JCM; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection the membership of the Trust in any trade association or other investment company organization.

8.	Termination. This Agreement may be terminated at any
time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

9.	Assignment. This Agreement shall terminate automatically
in the event of any assignment of this Agreement.

10.	Term. This Agreement shall continue in effect until July 1,
2004, unless sooner terminated in accordance with its terms, shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to July 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

11.	Amendments. This Agreement may be amended by the
parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of JCM and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12.	Other Series. The Trustees shall determine the basis for
making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

13.	Limitation of Personal Liability. All the parties hereto
acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

14.	Limitation of Liability of JCM. JCM shall not be liable for
any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, "JCM" shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

15.	Activities of JCM. The services of JCM to the Trust
hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

16.	Certain Definitions. The terms "vote of a majority of the
outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the SEC under said Act and as may be then in effect.

17.	Governing Law.  This Agreement shall be construed in
accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

JANUS CAPITAL MANAGEMENT LLC

By:___________________________________
	Thomas A. Early, Vice President


BERGER INVESTMENT PORTFOLIO
TRUST

By:___________________________________



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                             SUBADVISORY AGREEMENT
                           BERGER MID CAP VALUE FUND
                 (a Series of Berger Investment Portfolio Trust)

This SUB-ADVISORY AGREEMENT (the "Agreement") is entered into effective as of the 21st day of April 2003, by and between JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("Janus") and PERKINS, WOLF, MCDONNELL AND
COMPANY ("Subadviser").

WHEREAS, Janus has entered into an Investment Advisory
Agreement (the "Advisory Agreement") with Berger Investment Portfolio Trust, a Delaware business trust (the "Trust") and an open-end, management investment company registered under the Investment
Company Act of 1940, as amended (the "1940 Act"), with respect to the Berger Mid Cap Value Fund, a series of the Trust (the "Fund") pursuant to which Janus has agreed to provide investment advisory services with respect to the Fund; and

WHEREAS, Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, Janus desires to retain Subadviser to furnish investment advisory services with respect to the Fund, and Subadviser is willing to furnish such services;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Duties of Subadviser.  Janus hereby engages the services of
Subadviser as subadviser in furtherance of the Advisory Agreement. Subadviser agrees to perform the following duties, subject to the oversight of Janus and to the overall control of the officers and the Board of Trustees (the "Trustees") of the Trust:

(a)	Subadviser shall manage the investment operations
of the Fund and the composition of its investment portfolio, shall determine without prior consultation with the Trust or Janus, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, and shall direct Janus with respect to the execution of trades in connection with such determinations, in conformity with the investment objectives, policies and restrictions and the other statements concerning the Fund in the Trust's trust instrument, as amended from time to time (the "Trust Instrument"), bylaws and registration statements under the 1940
Act and the Securities Act of 1933, as amended (the "1933 Act"), the Advisers Act, the rules thereunder and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue
Code of 1986, as amended (the "Code"), applicable to the Fund as a regulated investment company;

(b)	Subadviser shall cause its officers to attend
meetings and furnish oral or written reports, as the Trust or Janus may reasonably require, in order to keep Janus, the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of Subadviser, and the investment considerations which have given rise to those decisions;

(c)	Subadviser shall maintain all books and records
required to be maintained by Subadviser pursuant to the 1940 Act, the Advisers Act, and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees and Janus with such periodic and special reports as the Trustees or Janus reasonably may request. Subadviser hereby agrees that all records which it maintains for the Fund or the Trust are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act and the Advisers Act any records which it maintains for the Trust and which are required to be maintained under the 1940 Act and the Advisers Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust;

(d)	Subadviser shall submit such reports relating to the
valuation of the Fund's assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested;

(e)	Subadviser shall provide Janus with such assistance
and advice as Janus may reasonably request as to the manner in which to exercise, on behalf of the Fund, such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, so that Janus may exercise such rights, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as may reasonably be requested as to the manner in which such rights should be exercised;

(f)	At such times as shall be reasonably requested by
the Trustees or Janus, Subadviser shall provide the Trustees and Janus with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to
Section 15(c) of the 1940 Act, and shall make available to the Trustees and Janus any economic, statistical and investment services normally available to similar investment company clients of Subadviser; and

(g)	Subadviser will provide to Janus for regulatory
filings and other appropriate uses materially accurate and complete information relating to Subadviser as may be reasonably requested by Janus from time to time and, notwithstanding anything herein to the contrary, Subadviser shall be liable to Janus for all damages, costs and expenses, including without limitation reasonable attorney's fees (hereinafter referred to collectively as "Damages"), incurred by Janus as a result of any material inaccuracies or omissions in such information provided by Subadviser to Janus, provided, however, that Subadviser shall not be liable to the extent that any Damages are based upon inaccuracies or omissions made in reliance upon information furnished to Subadviser by Janus.

2.	Further Obligations.  In all matters relating to the
performance of this Agreement, Subadviser shall act in conformity with the Trust's Trust Instrument, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees and Janus and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. Janus agrees to provide to Subadviser copies of the Trust's Trust Instrument, bylaws, Registration Statement, written policies, procedures and guidelines and written instructions and directions of the Trustees and Janus, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective.

3.	Obligations of Janus.  Janus shall have the following
obligations under this Agreement:

(a)	To keep Subadviser continuously and fully
informed (or cause the custodian of the Fund's assets to keep Subadviser so informed) as to the composition of the investment portfolio of the Fund and the nature of all of the Fund's assets and liabilities from time to time;

(b)	To furnish Subadviser with a certified copy of any
financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund's shareholders or to any governmental body or securities exchange; and

(c)	To furnish Subadviser with any further materials or
information which Subadviser may reasonably request to enable it to perform its function under this Agreement.

4.	Compensation.  For Subadviser's services under this
Agreement, the Fund shall pay to Subadviser a fee equal to 50% of the advisory fee payable to Janus from the Fund before reduction of the Janus fee by the amount of the fee payable to Subadviser (net of any reimbursements of expenses incurred or fees waived by Janus). Such fee shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect and shall be paid at the same time and in the same amount as the fees payable to Janus. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which the Agreement is effective.

5.	Expenses.  Subadviser shall pay all its own costs and
expenses incurred in rendering its service under this Agreement.

6.	Representations of Subadviser.  Subadviser hereby
represents, warrants and covenants to Janus as follows:

(a)	Subadviser:  (i) is registered as an investment
adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the legal and corporate authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify Janus of the occurrence of any event that would disqualify Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940
Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against Subadviser that could have a material adverse effect upon Subadviser's ability to fulfill its obligations under this Agreement.

(b)	Subadviser has adopted a written code of ethics
complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Janus with a copy of such code of ethics, together with evidence of its adoption. Within 45 days after the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice president of Subadviser shall certify to Janus that Subadviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of Subadviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Janus, Subadviser shall permit
Janus, its employees or its agents to examine the reports required to be made to Subadviser by Rule 17j-1(c)(1) and all other records relevant to Subadviser's code of ethics.

(c)	Subadviser has provided Janus with a copy of its
Form ADV as most recently filed with the U.S. Securities and Exchange Commission ("SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to Janus.

(d)	Subadviser will notify Janus of any change in the
identity or control of its shareholders owning a 10% or greater interest in Subadviser, or any change that would constitute a change in control of Subadviser under the 1940 Act, prior to any such change if Subadviser is aware, or should be aware, of any such change, but in any event as soon as any such change becomes known to Subadviser.

7.	Term.  This Agreement shall become effective as of the
date first set forth above and shall continue in effect until July 1, 2004 unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of the Trust, Janus or Subadviser, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to July 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

8.	Termination.  This Agreement may be terminated at any
time, without penalty, by the Trustees or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in any such case that 60 days' advance written notice of termination be given to Subadviser at its principal place of business. This Agreement may also be terminated by Janus or the Trust: (i) upon a material breach by Subadviser of any of the representations and warranties set forth in Section 6 of this Agreement, if such breach shall not have been cured within a 20-day period after notice of such breach; or (ii) if Subadviser becomes unable to discharge its duties and obligations under this Agreement. This Agreement may be terminated by Subadviser at any time, without penalty: (i) by giving 60 days' advance written notice of termination to Janus and to the Trust; or (ii) upon a material breach by Janus of any of the obligations set forth in Section 3 of this Agreement, if such breach shall not have been cured within a 20-day period after notice of such breach. In addition, this Agreement shall terminate, without penalty, upon the termination of the Advisory Agreement.

9.	Assignment.  This Agreement shall automatically terminate
in the event of its assignment.

10.	Amendments.  This Agreement may be amended by the
parties only in a written instrument signed by the parties to this Agreement and only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Trust or Janus, Subadviser or their affiliates, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

11.	Limitation on Personal Liability.  All parties to this
Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

12.	Limitation of Liability of Subadviser.  Janus will not seek
to hold Subadviser, and Subadviser shall not be, liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this section, "Subadviser" shall include any affiliate of Subadviser performing services for the Fund contemplated hereunder and directors, officers and employees of Subadviser and such affiliates.

13.	Activities of Subadviser.  The services of Subadviser
hereunder are not to be deemed to be exclusive, and Subadviser is free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or a dissimilar nature. It is understood that Trustees, officers and shareholders of the Trust are or may become interested in Subadviser as directors, officers and shareholders of Subadviser, that directors, officers, employees and shareholders of Subadviser are or may become similarly interested in the Trust, and that Subadviser may become interested in the Trust as a shareholder or otherwise.

14.	Third Party Beneficiary.  The parties expressly
acknowledge and agree that the Trust is a third party beneficiary of this Agreement and that the Trust shall have the full right to sue upon and enforce this Agreement in accordance with its terms as if it were a signatory hereto. Any oversight, monitoring or evaluation of the activities of Subadviser by Janus, the Trust or the Fund shall not diminish or relieve in any way the liability of Subadviser for any of its duties and responsibilities under this Agreement.

15.	Notices.  Any notice or other communication required to be
given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)	To Janus at:
        Janus Capital Management LLC
        100 Fillmore Street
        Denver, Colorado  80206
        Attention:  General Counsel
        Phone:  (303) 333-3863
        Fax:  (303) 316-5728

(b)	To Subadviser at:
        Perkins, Wolf, McDonnell and Company
        310 South Michigan Avenue
        Chicago, Illinois  60604
        Attention:  President
        Phone:  (312) 922-0355
        Fax:  (312) 922-0418

(c)	To the Trust at:
        Berger Investment Portfolio Trust
        210 University Boulevard
        Denver, Colorado  80206
        Attention:  General Counsel

16.	Certain Definitions.  The terms "vote of a majority of the
outstanding voting securities," "assignment," "approved at least annually," and "interested persons" shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the SEC under the 1940 Act and as may be then in effect.

17.	Governing Law.  This Agreement shall be construed in
accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers designated below as of the day and year first above written.

JANUS CAPITAL MANAGEMENT LLC
By:___________________________________


PERKINS, WOLF, MCDONNELL AND
COMPANY
By:___________________________________


ACKNOWLEDGMENT:
The undersigned acknowledges that it is obligated to compensate
Subadviser for its services in accordance with the provisions of
Section 4 of this Agreement.

BERGER INVESTMENT PORTFOLIO
TRUST on behalf of Berger Mid Cap Value
Fund

By:___________________________________



---------------------------------------------------------------------------

                      INVESTMENT ADVISORY AGREEMENT
                     BERGER SMALL CAP VALUE FUND II
               (a Series of Berger Investment Portfolio Trust)

THIS INVESTMENT ADVISORY AGREEMENT (the
"Agreement") is made this 21st day of April, 2003, between BERGER
INVESTMENT PORTFOLIO TRUST, a Delaware business trust (the
"Trust"), and JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("JCM").

                       W I T N E S S E T H:

WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the Berger Small Cap Value Fund II (the "Fund"); and

WHEREAS, the Trust and JCM deem it mutually advantageous that JCM should be appointed as investment adviser to the Fund.

NOW, THEREFORE, the parties agree as follows:

1.	Appointment.  The Trust hereby appoints JCM as
investment adviser and manager with respect to the Fund for the period and on the terms set forth in this Agreement. JCM hereby accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

2.	Investment Advisory Services.  JCM shall determine the
securities or other assets to be purchased, sold or held and shall place orders for the purchase or sale of such securities or other assets with brokers, dealers or others. JCM shall furnish continuous advice and recommendations to the Fund as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCM shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust Instrument, bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company. In addition, JCM shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment recommendations of JCM, and the investment considerations which have given rise to those recommendations. Subject to the approval of the Trustees of the Trust and, if required, the shareholders of the Fund, JCM is authorized to engage one or more subadvisers in connection with JCM's duties and responsibilities under this Agreement, which subadvisers may be affiliates of JCM.

3.	Other Services. JCM is hereby authorized (to the extent the
Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by duly appointed subadvisers or affiliates of) the management and administrative services necessary for the operation of the Fund. JCM is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCM to be necessary or desirable. JCM shall generally monitor and report to Fund officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the Securities Act of 1933, as amended. JCM shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCM is also authorized, subject to review by the Trustees, to furnish such other services as JCM shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

4.	Obligations of Trust. The Trust shall have the following
obligations under this Agreement:

(a)	to keep JCM continuously and fully informed as to
the composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

(b)	to furnish JCM with a certified copy of any
financial statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

(c)	to furnish JCM with any further materials or
information which JCM may reasonably request to enable it to perform its function under this Agreement; and

(d)	to compensate JCM for its services and reimburse
JCM for its expenses incurred hereunder in accordance with the provisions hereof.

5.	Compensation.  The Trust shall pay to JCM for its
investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.75% (1/366 of 0.75% of the daily closing net asset value of the Fund in a leap year).

6.	Expenses Borne by JCM. In addition to the expenses which
JCM may incur in the performance of its investment advisory functions under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCM shall incur and pay the following expenses relating to the Fund's operations without reimbursement from the Fund:

(a)	Reasonable compensation, fees and related
expenses of the Trust's officers and its Trustees, except for such Trustees who are not interested persons of JCM;

(b)	Rental of offices of the Trust; and

(c)	Fees of any subadviser engaged by JCM pursuant to
the authority granted in Section 1 hereof.

7.	Expenses Borne by the Trust. The Trust assumes and shall
pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCM pursuant to Sections 3 and 6 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not interested persons of JCM; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCM or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information to fund shareholders; and all fees, dues and other expenses incurred by the Trust in connection the membership of the Trust in any trade association or other investment company organization.

8.	Termination. This Agreement may be terminated at any
time, without penalty, by the Trustees of the Trust, or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCM at its principal place of business. This Agreement may be terminated by JCM at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name "Janus" in connection with the Fund as soon as reasonably practicable following any termination of this Agreement if JCM does not continue to provide investment advice to the Fund after such termination.

9.	Assignment. This Agreement shall terminate automatically
in the event of any assignment of this Agreement.

10.	Term. This Agreement shall continue in effect until July 1,
2004, unless sooner terminated in accordance with its terms, shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to July 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

11.	Amendments. This Agreement may be amended by the
parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of JCM and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

12.	Other Series. The Trustees shall determine the basis for
making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Fund) between the Fund and the other series of the Trust.

13.	Limitation of Personal Liability. All the parties hereto
acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

14.	Limitation of Liability of JCM. JCM shall not be liable for
any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, "JCM" shall include any affiliate of JCM performing services for the Trust contemplated hereunder and directors, officers and employees of JCM and such affiliates.

15.	Activities of JCM. The services of JCM to the Trust
hereunder are not to be deemed to be exclusive, and JCM and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCM as directors, officers and shareholders of JCM, that directors, officers, employees and shareholders of JCM are or may become similarly interested in the Trust, and that JCM may become interested in the Trust as a shareholder or otherwise.

16.	Certain Definitions. The terms "vote of a majority of the
outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the SEC under said Act and as may be then in effect.

17.	Governing Law.  This Agreement shall be construed in
accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

JANUS CAPITAL MANAGEMENT LLC

By:_____________________________________
	Thomas A. Early, Vice President


BERGER INVESTMENT PORTFOLIO TRUST

By:_____________________________________



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                           SUBADVISORY AGREEMENT
                       BERGER SMALL CAP VALUE FUND II
               (a Series of Berger Investment Portfolio Trust)

This SUB-ADVISORY AGREEMENT (the "Agreement") is entered into effective as of the 21st day of April 2003, by and between JANUS CAPITAL MANAGEMENT LLC, a Delaware limited liability company ("Janus") and BAY ISLE FINANCIAL LLC ("Subadviser").

WHEREAS, Janus has entered into an Investment Advisory
Agreement (the "Advisory Agreement") with Berger Investment Portfolio Trust, a Delaware business trust (the "Trust") and an open-end, management investment company registered under the Investment
Company Act of 1940, as amended (the "1940 Act"), with respect to the Berger Small Cap Value Fund II, a series of the Trust (the "Fund") pursuant to which Janus has agreed to provide investment advisory services with respect to the Fund; and

WHEREAS, Subadviser is engaged in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

WHEREAS, Janus desires to retain Subadviser to furnish investment advisory services with respect to the Fund, and Subadviser is willing to furnish such services;

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Duties of Subadviser.  Janus hereby engages the services of
Subadviser as subadviser in furtherance of the Advisory Agreement. Subadviser agrees to perform the following duties, subject to the oversight of Janus and to the overall control of the officers and the Board of Trustees (the "Trustees") of the Trust:

(a)	Subadviser shall manage the investment operations
of the Fund and the composition of its investment portfolio, shall determine without prior consultation with the Trust or Janus, what securities and other assets of the Fund will be acquired, held, disposed of or loaned, and shall direct Janus with respect to the execution of trades in connection with such determinations, in conformity with the investment objectives, policies and restrictions and the other statements concerning the Fund in the Trust's trust instrument, as amended from time to time (the "Trust Instrument"), bylaws and registration statements under the 1940
Act and the Securities Act of 1933, as amended (the "1933 Act"), the Advisers Act, the rules thereunder and all other applicable federal and state laws and regulations, and the provisions of the Internal Revenue
Code of 1986, as amended (the "Code"), applicable to the Fund as a regulated investment company;

(b)	Subadviser shall cause its officers to attend
meetings and furnish oral or written reports, as the Trust or Janus may reasonably require, in order to keep Janus, the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment decisions of Subadviser, and the investment considerations which have given rise to those decisions;

(c)	Subadviser shall maintain all books and records
required to be maintained by Subadviser pursuant to the 1940 Act, the Advisers Act, and the rules and regulations promulgated thereunder, as the same may be amended from time to time, with respect to transactions on behalf of the Fund, and shall furnish the Trustees and Janus with such periodic and special reports as the Trustees or Janus reasonably may request. Subadviser hereby agrees that all records which it maintains for the Fund or the Trust are the property of the Trust, agrees to permit the reasonable inspection thereof by the Trust or its designees and agrees to preserve for the periods prescribed under the 1940 Act and the Advisers Act any records which it maintains for the Trust and which are required to be maintained under the 1940 Act and the Advisers Act, and further agrees to surrender promptly to the Trust or its designees any records which it maintains for the Trust upon request by the Trust;

(d)	Subadviser shall submit such reports relating to the
valuation of the Fund's assets and to otherwise assist in the calculation of the net asset value of shares of the Fund as may reasonably be requested;

(e)	Subadviser shall, on behalf of the Fund, exercise
such voting rights, subscription rights, rights to consent to corporate action and any other rights pertaining to the Fund's assets that may be exercised, in accordance with any policy pertaining to the same that may be adopted or agreed to by the Trustees of the Trust, or, in the event that the Trust retains the right to exercise such voting and other rights, to furnish the Trust with advice as may reasonably be requested as to the manner in which such rights should be exercised;

(f)	At such times as shall be reasonably requested by
the Trustees or Janus, Subadviser shall provide the Trustees and Janus with economic, operational and investment data and reports, including without limitation all information and materials reasonably requested by or requested to be delivered to the Trustees of the Trust pursuant to
Section 15(c) of the 1940 Act, and shall make available to the Trustees and Janus any economic, statistical and investment services normally available to similar investment company clients of Subadviser; and

(g)	Subadviser will provide to Janus for regulatory
filings and other appropriate uses materially accurate and complete information relating to Subadviser as may be reasonably requested by Janus from time to time and, notwithstanding anything herein to the contrary, Subadviser shall be liable to Janus for all damages, costs and expenses, including without limitation reasonable attorney's fees (hereinafter referred to collectively as "Damages"), incurred by Janus as a result of any material inaccuracies or omissions in such information provided by Subadviser to Janus, provided, however, that Subadviser shall not be liable to the extent that any Damages are based upon inaccuracies or omissions made in reliance upon information furnished to Subadviser by Janus.

2.	Further Obligations.  In all matters relating to the
performance of this Agreement, Subadviser shall act in conformity with the Trust's Trust Instrument, bylaws and currently effective registration statements under the 1940 Act and the 1933 Act and any amendments or supplements thereto (the "Registration Statements") and with the written policies, procedures and guidelines of the Fund, and written instructions and directions of the Trustees and Janus and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations. Janus agrees to provide to Subadviser copies of the Trust's Trust Instrument, bylaws, Registration Statement, written policies, procedures and guidelines and written instructions and directions of the Trustees and Janus, and any amendments or supplements to any of them at, or, if practicable, before the time such materials become effective.

3.	Obligations of Janus.  Janus shall have the following
obligations under this Agreement:

(a)	To keep Subadviser continuously and fully
informed (or cause the custodian of the Fund's assets to keep Subadviser so informed) as to the composition of the investment portfolio of the Fund and the nature of all of the Fund's assets and liabilities from time to time;

(b)	To furnish Subadviser with a certified copy of any
financial statement or report prepared for the Fund by certified or independent public accountants and with copies of any financial statements or reports made to the Fund's shareholders or to any governmental body or securities exchange;

(c)	To furnish Subadviser with any further materials or
information which Subadviser may reasonably request to enable it to perform its function under this Agreement; and

(d)	To compensate Subadviser for its services in
accordance with the provisions of Section 4 hereof.

4.	Compensation.  Janus shall pay to Subadviser for its
services under this Agreement a fee, payable in United States dollars, at an annual rate of 0.75% of the average daily net assets of the Fund, provided, however, that such fee shall be net of any reimbursement of expenses paid by Janus. This fee shall be computed and accrued daily and payable monthly as of the last day of each month during which or part of which this Agreement is in effect. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate proration of the fee payable for such month based on the number of calendar days of such month during which the Agreement is effective.

5.	Expenses.  Subadviser shall pay all its own costs and
expenses incurred in rendering its service under this Agreement.

6.	Representations of Subadviser.  Subadviser hereby
represents, warrants and covenants to Janus as follows:

(a)	Subadviser:  (i) is registered as an investment
adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the legal and corporate authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify Janus of the occurrence of any event that would disqualify Subadviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940
Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against Subadviser that could have a material adverse effect upon Subadviser's ability to fulfill its obligations under this Agreement.

(b)	Subadviser has adopted a written code of ethics
complying with the requirements of Rule 17j-1 under the 1940 Act and will provide Janus with a copy of such code of ethics, together with evidence of its adoption. Within 45 days after the end of the last calendar quarter of each year that this Agreement is in effect, the president or a vice president of Subadviser shall certify to Janus that Subadviser has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of Subadviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of Janus, Subadviser shall permit
Janus, its employees or its agents to examine the reports required to be made to Subadviser by Rule 17j-1(c)(1) and all other records relevant to Subadviser's code of ethics.

(c)	Subadviser has provided Janus with a copy of its
Form ADV as most recently filed with the U.S. Securities and Exchange Commission ("SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to Janus.
Representations of Janus. Janus hereby represents, warrants and covenants to Subadviser as follows:

Janus (i) is registered as an investment adviser under the Advisers
Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from fulfilling its obligations under this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory organization necessary to be met in order to fulfill its obligations under this Agreement; (iv) has the legal and corporate authority to enter into and perform this Agreement; and
(v) will immediately notify Subadviser of the occurrence of any event that would disqualify Janus from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, and of the institution of any administrative, regulatory or judicial proceeding against Janus that could have a material adverse effect upon Janus' ability to fulfill its obligations under this Agreement.
Janus has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and will provide
Subadviser with a copy of such code of ethics, together with evidence of its adoption.

Janus has provided Subadviser with a copy of its Form ADV as most recently filed with the U.S. Securities and Exchange Commission ("SEC") and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to Subadviser.

7.	Term.  This Agreement shall become effective as of the
date first set forth above and shall continue in effect until July 1, 2004 unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of the Trust, Janus or Subadviser, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Fund. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to July 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

8.	Termination.  This Agreement may be terminated at any
time, without penalty, by the Trustees or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in any such case that 60 days' advance written notice of termination be given to Subadviser at its principal place of business. This Agreement may be terminated (i) by Janus or by Subadviser at any time, without penalty by giving 60 days' advance written notice of termination to the other party, or (ii) by Janus or the Trust without advance notice if Subadviser becomes unable to discharge its duties and obligations under this Agreement. In addition, this Agreement shall terminate, without penalty, upon the termination of the Advisory Agreement.

9.	Assignment.  This Agreement shall automatically terminate
in the event of its assignment.

10.	Amendments.  This Agreement may be amended by the
parties only in a written instrument signed by the parties to this Agreement and only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Trust or Janus, Subadviser or their affiliates, and (ii) if required by applicable law, by the affirmative vote of a majority of the outstanding voting securities of the Fund (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

11.	Limitation on Personal Liability.  All parties to this
Agreement acknowledge and agree that the Trust is a series trust and all debts, liabilities, obligations and expenses incurred, contracted for or otherwise existing with respect to a particular series shall be enforceable against the assets held with respect to such series only, and not against the assets of the Trust generally or against the assets held with respect to any other series and further that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing.

12.	Limitation of Liability of Subadviser.  Janus will not seek
to hold Subadviser, and Subadviser shall not be, liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this section, "Subadviser" shall include any affiliate of Subadviser performing services for the Fund contemplated hereunder and directors, officers and employees of Subadviser and such affiliates.

13.	Activities of Subadviser.  The services of Subadviser
hereunder are not to be deemed to be exclusive, and Subadviser is free to render services to other parties, so long as its services under this Agreement are not materially adversely affected or otherwise impaired thereby. Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of Subadviser to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar or a dissimilar nature. It is understood that Trustees, officers and shareholders of the Trust are or may become interested in Subadviser as directors, officers and shareholders of Subadviser, that directors, officers, employees and shareholders of Subadviser are or may become similarly interested in the Trust, and that Subadviser may become interested in the Trust as a shareholder or otherwise.

14.	Third Party Beneficiary.  The parties expressly
acknowledge and agree that the Trust is a third party beneficiary of this Agreement and that the Trust shall have the full right to sue upon and enforce this Agreement in accordance with its terms as if it were a signatory hereto. Any oversight, monitoring or evaluation of the activities of Subadviser by Janus, the Trust or the Fund shall not diminish or relieve in any way the liability of Subadviser for any of its duties and responsibilities under this Agreement.

15.	Notices.  Any notice or other communication required to be
given pursuant to this Agreement shall be deemed duly given if delivered personally or by overnight delivery service or mailed by certified or registered mail, return receipt requested and postage prepaid, or sent by facsimile addressed to the parties at their respective addresses set forth below, or at such other address as shall be designated by any party in a written notice to the other party.

(a)	To Janus at:
        Janus Capital Management LLC
        100 Fillmore Street
        Denver, Colorado  80206
        Attention:  General Counsel
        Phone:  (303) 333-3863
        Fax:  (303) 316-5728

(b)	To Subadviser at:
        Bay Isle Financial LLC
        475 14th Street, Suite 550
        Oakland, California  94612
        Attention:  President
        Phone:  (510) 444-4700
        Fax:  (510) 444-4702

(c)	To the Trust at:
        Berger Investment Portfolio Trust
        210 University Boulevard
        Denver, Colorado  80206
        Attention:  General Counsel

16.	Certain Definitions.  The terms "vote of a majority of the
outstanding voting securities," "assignment," "approved at least annually," and "interested persons" shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the SEC under the 1940 Act and as may be then in effect.

17.	Governing Law.  This Agreement shall be construed in
accordance with the laws of the State of Colorado (without giving effect to the conflicts of laws principles thereof) and the 1940 Act. To the extent that the applicable laws of the State of Colorado conflict with the applicable provisions of the 1940 Act, the latter shall control.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers designated below as of the day and year first above written.


JANUS CAPITAL MANAGEMENT LLC

By:	____________________________________


BAY ISLE FINANCIAL LLC

By:	____________________________________